Exhibit (c)(9)

Confidential The Conflicts Committee of the Board of Directors of TransMontaigne GP L.L.C. November 25, 2018

Confidential These materials have been prepared by Evercore Group L.L.C. (Evercore) for the Conflicts Committee of the Board of Directors of TransMontaigne GP L.L.C. (the Conflicts Committee), the general partner of TransMontaigne Partners L.P. (the Partnership), to whom such materials are directly addressed and delivered, and may not be used or relied upon for any purpose other than as specifically contemplated by a written agreement with Evercore. These materials are based on information provided by or on behalf of the Conflicts Committee and / or the Partnership, from public sources or otherwise reviewed by Evercore. Evercore assumes no responsibility for independent investigation or verification of such information and has relied on such information being complete and accurate in all material respects. To the extent such information includes estimates and forecasts of future financial performance prepared by or reviewed with the management of the Partnership and/or other potential transaction participants or obtained from public sources, Evercore has assumed that such estimates and forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of such management (or, with respect to estimates and forecasts obtained from public sources, represent reasonable estimates). No representation or warranty, express or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a representation, whether as to the past, the present or the future. These materials were designed for use by specific persons familiar with the business and affairs of the Partnership. These materials are not intended to provide the sole basis for evaluating, and should not be considered a recommendation with respect to, any transaction or other matter. These materials have been developed by and are proprietary to Evercore and were prepared for the benefit and internal use of the Conflicts Committee. These materials were compiled on a confidential basis for use by the Conflicts Committee and not with a view to public disclosure or filing thereof under state or federal securities laws, and may not be disclosed, quoted, used, referred to, made available or communicated, in whole or in part, to, or relied upon by, any third party without the prior written consent of Evercore. These materials do not constitute an offer or solicitation to sell or purchase any securities and are not a commitment by Evercore or any of its affiliates to provide or arrange any financing for any transaction or to purchase any security in connection therewith. Evercore assumes no obligation to update or otherwise revise these materials. These materials may not reflect information known to other professionals in other business areas of Evercore and its affiliates. Evercore and its affiliates do not provide legal, accounting or tax advice. Accordingly, any statements contained herein as to tax matters were neither written nor intended by Evercore or its affiliates to be used, and cannot be used by, any taxpayer for the purpose of avoiding tax penalties that may be imposed on such taxpayer. Each person should seek legal, accounting and tax advice based on his, her or its particular circumstances from independent advisors regarding the impact of the transactions or matters described herein.

Confidential Table of Contents Section I Executive Summary II TLP Situation Analysis III TLP Operating Asset Overview and Projections IV Preliminary TLP Valuation Analysis Appendix A. Weighted Average Cost of Capital Analysis B. Supplementary Valuation Materials C. Unit Holder Tax Analysis

Confidential I. Executive Summary

Confidential Executive Summary Introduction  Evercore Group L.L.C. (Evercore) is pleased to provide the following materials to the Conflicts Committee (the Conflicts Committee) of the Board of Directors of TransMontaigne GP L.L.C. (the TLP GP), the general partner of TransMontaigne Partners L.P. (TLP or the Partnership), regarding the proposed acquisition by TLP Acquisition Holdings, L.L.C. (TLP Acquisition), a subsidiary of ArcLight Energy Partners Fund VI, L.P. (ArcLight), of all publicly-held common units representing limited partner interests in TLP from the current holders of such units other than common units held by TLP Acquisition, TLP Finance Holdings, L.L.C., TLP Acquisition Holdings, L.L.C., TLP Merger Sub, L.L.C., TLP GP and their respective affiliates (the Unaffiliated Unitholders) (such transactions, the Proposed Transaction)  TLP Acquisition currently owns 800,000 TLP common units (4.8% of the total outstanding common units) and certain affiliates of TLP Acquisition currently own an additional 2,366,704 TLP common units (14.3% of the total outstanding common units) and TLP Acquisition indirectly owns the 2.0% general partner interest in TLP through its wholly owned subsidiary TLP GP  TLP Acquisition proposes to acquire each outstanding publicly held common units not directly owned by TLP Acquisition for $41.00 in cash (the Proposed Consideration) •The Proposed Consideration represents a 13.5% premium to TLP’s closing common unit price of $36.11 as of July 9, 20181 and 11.5% premium to TLP’s 10-day volume weighted average price (VWAP) as of July 9, 20181 •The Proposed Transaction is contemplated to be structured as a merger between TLP and a subsidiary of ArcLight and would require approval by the Conflicts Committee of the Board of Directors of TLP GP, the ArcLight Investment Committee and by the holders of a majority of the outstanding common units of TLP  The materials include the following:  An overview of TLP including TLP’s current organizational structure, TLP’s recent historical trading performance and trading statistics implied by TLP’s current market price and the Proposed Consideration and a overview of Wall Street commentary on TLP  An overview of TLP’s standalone financial projections  A preliminary valuation of TLP’s common units Source: FactSet 1. Last unaffected trading date 1

Confidential Executive Summary Evercore Evaluation Process  In connection with its review of the Proposed Transaction, Evercore has, among other things:  Reviewed certain publicly available historical business and financial information relating to the Partnership that we deemed relevant, including the Annual Report on Form 10-K for the year ended December 31, 2017, the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2018, June 30, 2018 and September 30, 2018, and certain Current Reports on Form 8-K, in each case as filed with or furnished to the U.S. Securities and Exchange Commission by the Partnership since January 1, 2018;  Reviewed certain non-public historical and projected financial and operating data and assumptions relating to the Partnership, as prepared and furnished to us by management of the Partnership;  Prepared and reviewed certain sensitivity cases (the Sensitivity Cases) with respect to the projected financial and operating data and assumptions relating to the Partnership that we deemed relevant, including sensitivities related to growth projects, operating expenses and recontracting scenarios based on discussions and feedback from the Partnership;  Reviewed publicly available research analyst estimates for the Partnership’s future financial performance on a standalone basis;  Discussed the historical and current operations of the Partnership and the historical and projected financial and operating data and assumptions relating to the Partnership with management of the Partnership (including management’s views of the risks and uncertainties of achieving such projections); 2

Confidential Executive Summary Evercore Evaluation Process (cont’d)  Performed discounted cash flow analyses on the Partnership based on forecasts and other data provided by management of the Partnership and based on the Sensitivity Cases;  Performed discounted distribution analyses on the Partnership based on forecasts and other data provided by management of the Partnership and based on the Sensitivity Cases;  Compared the trading performance of the Partnership utilizing forecasts and other data provided by management of the Partnership with the trading performance (including equity market trading multiples) of other publicly traded companies that we deemed relevant;  Reviewed the financial metrics of certain historical transactions that we deemed relevant and compared them to the forecasts and other data provided by management of the Partnership and based on the Sensitivity Cases;  Reviewed the premia paid in certain historical transactions that we deemed relevant and compared such premia to those implied by the proposed Merger;  Reviewed the draft Merger Agreement dated November 25, 2018; and  Performed such other analyses and examinations, held such other discussions, reviewed such other information and considered such other factors that we deemed appropriate for the purposes of providing the opinion contained herein 3

Confidential Executive Summary Current Summary TLP Partnership Structure 100% Ownership Interest 100% Ownership Interest 2,366,704 Common Units % LP rest % LP rest Source: TLP filings Note: Market data as of November 23, 2018 4 TLP Finance Corp. 100% 100% Ownership Interest Public Unitholders 13,055,447 Common Units TLP Equity Holdings, LLC Ownership Interest TLP Acquisition Holdings, LLC 800,000 Common Units 14.3 Inte TransMontaigne GP LLC 331,055 GP Units & IDR 4.8 Inte 2.0% GP Interest 78.9% LP Interest TransMontaigne Partners L.P. (TLP) Market Cap: $602.5 Million Net Debt: $581.2 Million Credit Ratings: Ba3 / BB 100% Owner ship Interest TransMontaigne Operating GP LLC TransMontaigne Terminals LLC Razorback LLC TPSI Terminals LLC TLP Operating Finance Corp. TPME LLC TransMontaigne Operating Company LP TLP Management Services LLC ArcLight Energy Partners Fund VI, L.P. Pike Petroleum Holdings, LLC

Confidential Executive Summary ($ in millions, except per unit amounts) Analysis at Offer Price  Assumes TLP issues LP units to its GP in order for GP to achieve cash flow parity between the distributions it gets from its IDRs, and the distributions it would get from the new LP units it receives as consideration for resetting IDRs Propos ed Cons ideration LP Units Outs tanding1 (MM) $41.00 16.2 TLP LP Equity Value $665.1 GP Cas h Flows Valued at LP Yield 220.5 Total Equity Value TLP Net Debt2 $885.6 581.2  Values TLP’s Q4 GP cash flows at the same LP yield as TLP’s Q4 LP distributions Transaction Value $1,466.7 Premium3 Unaffected Price: July 9, 2018 10-Day VWAP 20-Day VWAP 30-Day VWAP  Values GP at $221 million $36.11 36.76 37.50 37.76 13.5% 11.5% 9.3% 8.6%  Note: Arclight Energy Partners Fund VI’s affiliate purchased TLP’s GP from NGL Energy Partners for $350 million in cash on February 1, 2016 (using the assumed $221 million value vs. this $350 million value is more conservative) Transaction Value / EBITDA GP Cash Flows Valued at LP Yield 2018E 2019E 10.7x 9.8 $137.6 150.4 Price / DCF per LP Unit 2018E 2019E $3.81 3.89 10.8x 10.5 Source: FactSet, Bloomberg, TLP filings, TLP Management 1. 2. 3. LP Units Outstanding excludes 331,055 GP units As of September 30, 2018 VWAPs calculated as of July 9, 2018, the unaffected date 5

Confidential Executive Summary Historical TLP Common Unit Price vs. Proposed Consideration $50.00 $45.00 $40.00 $35.00 Price $39.00 $36.11 $30.00 0.8% $25.00 $29.00 120-Day TLP Peer Group Proposed Consideration $20.00 Source: FactSet 1. 2. Unaffected date Peers weighted by market capitalization and include ANDX, BKEP, BPMP, BPL, DKL, GEL, HEP, MMP, MPLX, NS, PBFX, PSXP, PAA, SHLX, VLP 6 7/9/2017 7/22/2017 8/4/2017 7/9 8/17/2017 7/22 8/30/2017 8/5 9/12/2017 8/19 9/25/2017 9/1 10/8/2017 9/15 10/21/2017 9/29 11/3/2017 10/12 11/16/2017 10/26 11/29/2017 11/9 12/12/2017 11/23 12/25/2017 1/7/2018 1/20/2018 2/2/2018 2/15/2018 2/28/2018 3/13/2018 3/26/2018 4/8/2018 4/21/2018 5/4/2018 5/17/2018 5/30/2018 6/12/2018 6/25/2018 7//89//20118 7/10/2018 At Close on July 9, 2018$36.1113.5% Performance since Initial $38.00 Offer $44.00 10-Day 20-Day$45.00 $34.00(7.3%)30-Day $42.50 60-Day $40.00 52-Week$37.50 2 $35.00 Proposed consideration $41.00 $41.00 Offer UnitImplied Price Pre mium 1 10 Prior Trading Days' Average36.8611.2% 20 Prior Trading Days' Average37.2410.1% 30 Prior Trading Days' Average37.629.0% 60 Prior Trading Days' Average37.978.0% 120 Prior Trading Days' Average37.758.6% 52 Prior Trading Weeks' Average40.192.0%

Confidential Executive Summary Common Unit Price Performance Since Initial Offer 120% Counter 3 115% 113.5% Counter 2 110% 105% 100.8% 100% 95% 92.7% 90% 9-Jul-18 31-Jul-18 23-Aug-18 15-Sep-18 8-Oct-18 31-Oct-18 23-Nov-18 Peer Index 1 TLP $41.00 Offer Level Source: FactSet 1. Peer Index includes ANDX, BKEP, BPMP, BPL, DKL, GEL, HEP, MMP, MPLX, NS, PBFX, PSXP, PAA, SHLX and VLP 7 07/26/18: CC Counter 1 $46.00 08/13/18: CC Counter 2 $44.00 10/03/18: CC $42.50 08/07/18: Arclight Counter 1 $39.50 10/11/18: Arclight Counter 3 $41.00 09/28/18: Arclight $40.25

Confidential II. TLP Situation Analysis

Confidential TLP Situation Analysis Summary Market Data ($ in millions, except per unit amounts) Market Capitalization Balance Sheet and Credit Data As of November 23, 2018 As of September 30, 2018 Total Common Units Outstanding 16.6 Cash and Marketable Securities Short-Term Debt $2.2 --Common Unit Price $36.40 Long-Term Debt 583.4 Total Equity Value $602.5 Plus: Net Debt 581.2 Total Debt Net Debt $583.4 $581.2 Enterprise Value $1,183.7 Wa ll Stre e t Re se a rch TLP Fina ncia l Proje ctions Plus: Partners' Capital 349.5 Net Book Capitalization $930.7 Me tric Yie ld/Multiple Me tric Yie ld/Multiple Distribution Yield Current 2018E 2019E 2020E EV/EBITDA 2018E 2019E 2020E Revolver Availability / Total Revolver Capacity Net Debt / Net Book Cap Net Debt / 2018E EBITDA Net Debt / 2019E EBITDA $559.0 / $850.0 62.4% 4.2x 3.8 $3.22 3.20 3.39 3.65 8.8% 8.8% 9.3% 10.0% $3.22 3.20 3.36 3.52 8.8% 8.8% 9.2% 9.7% Current Ratings (Senior Unsecured): Moody's S&P Ba3 BB $138.8 152.2 164.2 8.5x 7.8 7.2 $137.6 150.4 156.9 8.6x 7.9x 7.5x Common Unit Price Performance $50.00 $3.50 $45.00 $3.25 $40.00 $3.00 $36.40 $2.75 $35.00 $30.00 $2.50 11/23/17 1/22/18 3/24/18 5/24/18 7/24/18 9/23/18 11/23/18 Distribution per Common Unit TLP Common Unit Price Source: TLP filings, TLP model and FactSet Note: Market data as of November 23, 2018 8

Confidential TLP Situation Analysis Wall Street Research Price Targets – TLP ($ in millions, except per unit amounts) Summary Price Targets Analyst Recommendations Hold (3) 100.0% Distributable Cash Flow Estimates EBITDA Estimates $250 $250 $200 $200 $150 $150 $100 $100 $100 $50 $50 $--$--2019E $--2018E 2019E 2020E 2018E 2020E 2019E 2020E 2018E Wells Fargo Securities Stifel MUFG Securities Americas FactSet Consensus Source: FactSet, Wall Street research, Bloomberg 9 $92 $93 $94 $93 $97 $98 $138 $105 $137 $98 $138 $102 $138 $108 NA $105 $156 $148 $149 $$113592 $137 $139 $1$31966 NA $153 NA $152 $151 $182 $152 $164 $161 NA $164 $250 $200 $150 $50 Median: $40.00 Mean: 41.33 Low: 38.00 High: 46.00 Firm Analyst Date Recommendation Target Price Wells Fargo Securities Praneeth Satish 11/09/18 Hold MUFG Securities Americas Barrett Blaschke 11/08/18 Hold Stifel Selman Akyol 11/08/18 Hold $38.00 46.00 40.00

Confidential TLP Situation Analysis Historical Trading Performance Stanley Capital Group, Inc. and Morgan Stanley $70.00 900 public offering of 1.45 800 $60.00 700 capacity lease $50.00 600 500 $40.00 400 $30.00 300 200 $20.00 100 $10.00 --7/9/13 1/21/14 8/5/14 2/17/15 9/2/15 3/16/16 9/28/16 TLP Price 4/13/17 10/26/17 5/10/18 11/23/18 Volume Source: FactSet, S&P Capital IQ Note: Market data as of November 23, 2018 10 Volume (in thousands) Unit Price 6/9/14: NGL Energy Partners entered into a definitive agreement to acquire 19.7% stake in TLP from Morgan Strategic Investments, Inc. Following the announcement, TLP 7/18/13: Announces million common units 1/29/14: Announces it has entered into a agreements relating to the Razorback System remaining 80.3% stake in TLP from VI's affiliate completed the purchase of TLP's 02/1/2016: Arclight Energy Partners Fund general partner from NGL Energy Partners for $350 million in cash 4/1/2016: Arclight affiliates acquired 3.2 million TLP common LP units (20% interest) from NGL Energy Partners notes offering of $300 million in aggregate principal amount of senior unsecured notes due 2026 8/15/14: NGL Energy Partners LP cancelled the acquisition of Kayne Anderson Capital Advisors, L.P. and other shareholders all 2 million barrels of capacity (fully contracted) term at rates in excess of the 8/17/2014: Entered long term terminaling service agreement with Metroplex Energy for an aggregate capacity of ~2.17M barrels 5/6/2015: Re-contracted ~2.7mm barrels of capacity at Collins / Purvis terminals to Morgan Stanley for a 5 year previous contract 11/8/17: Announces public offering to sell up to 2,875,000 Common Units. terminated the offering due to poor equity market conditions 10/2015: Entered into a new 5-year terminaling services agreement with a subsidiary of NGL Energy Partners. ~l.2mm barrels of new capacity to be constructed at Collins storage terminal 8/8/2017: Collins Phase I As of 2Q17, placed in service1/31/2018: Public 3/15/2018: Announced contract underpinning Collins Phase IIA 870 Mbbl expansion. Executed contracts for the expansion of Brownsville tankage and recommissioning of the Diamondback pipelines 11/8/17: West Coast Acquisition Acquired the Martinez Terminal and Richmond Terminal from an affiliate of Plains All American Pipeline, LP., for a total purchase price of $277 million

Confidential TLP Situation Analysis Equity Ownership Summary Curre nt Unitholde rs Units % of Tota l Institutiona l Top 10: OFI Steelpath, Inc. Energy Income Partners LLC First Eagle Investment Management LLC Goldman Sachs Asset Management LP River Road Asset Management LLC Wells Fargo Bank, NA (Private Banking) UBS Financial Services, Inc. Merrill Lynch, Pierce, Fenner & Smith, Inc. (Invt Mgmt) Global X Management Co. LLC MLP Investment Holdings, Inc. 2,338,421 676,977 611,161 461,676 436,494 299,842 242,502 209,705 206,822 145,208 14.1% 4.1% 3.7% 2.8% 2.6% 1.8% 1.5% 1.3% 1.2% 0.9% Other 1,223,868 7.4% Total Institutional Ownership Inside rs 6,852,676 41.4% ArcLight Energy Partners Fund VI, L.P.1 TransMontaigne G.P. LLC Board Members and Other Individual Insiders Morgan Stanley (Strategic Investments) Frederick W Boutin Gregory J Pound 3,166,704 331,055 159,737 42,098 41,790 25,316 19.1% 2.0% 1.0% 0.3% 0.3% 0.2% Steven A Blank 11,338 0.1% Total Insiders Retail / Other 3,778,038 5,922,492 22.8% 35.8% Short Interest2 84,907 0.5% Source: FactSet 1. 2. Interest through ownership of TLP Equity Holdings, LLC and Gulf TLP Holdings, LLC Short interest per Wall Street Market Data as of November 23, 2018 11 Total Common Units Outstanding 16,553,206 100.0%

Confidential III. TLP Operating Asset Overview and Projections

Confidential TLP Operating Asset Overview and Projections Overview of TLP’s Asset Base West Coast Midwest River Southeast % of Total Capacity Southeast Bostco JV Gulf Coast West Coast River 31.6% 9% 3 3% % Brownsville 2 Frontera JV 2 Midwest East Liverpool Martinez Greater Cincinnati New Albany Fairfax Denver Richmond Richmond Evansville Cape Giradeau Montvale Norfolk Louisville Owensboro Henderson Greensboro Mt. Vernon Selma Paducah Charlotte Brownsville2 Cushing Rogers Lookout Mtn. Rome Spartanburg Belton Athens Oklahoma CityArkansas City Greenville Doraville Birmingham Griffin Macon Americus Albany Bainbridge Jacksonville Meridian Baton Rouge Dock Collins Frontera JV2 Bostco JV3 Purvis Pensacola Tampa Port Manatee Cape Canaveral Bostco Investment Frontera Investment Ft. Lauderdale Miami Brownsville Complex Source: TLP Filings, TLP Investor Presentation Note: Dotted lines indicate third party pipelines Monterrey Matamoros 1. 2. Owns and operates 49 storage terminals and owns interests in two additional terminals through the Frontera and BOSTCO Joint Ventures Brownsville complex is comprised of both the Frontera Joint Venture and TLP assets. Capacity includes ~1.5 MM Bbl owned by Frontera Joint Venture. TLP owns 50% interest in Frontera, and Petroleo Mexicanos (Pemex) owns 50% Battleground Oil Specialty Terminal Company. Reflects total active storage capacity of Bostco. As of March 31, 2018, TLP owns 42.5%, Kinder Morgan owns 55.0% 3. 12  Terminals: 1  Capacity: 7.1 MMBbl  % Contracted: 100%  Terminals: 1  Capacity: 1.5 MMBbl  % Contracted: 100%  Terminals: 1  Capacity: 0.9 MMBbl  % Contracted: 89% 18. 18. 13.3 7.2% 2.4% 4.0% 4.3%  Terminals: 22  Capacity: 11.9 MMBbl  % Contracted: 100%  Terminals: 12  Capacity: 2.7 MMBbl  % Contracted: 54%  Terminals: 4  Capacity: 1.6 MMBbl  % Contracted: 100%  Terminals: 2  Capacity: 5.0 MMBbl  % Contracted: 81% Gulf Coast  Terminals: 8  Capacity: 6.9 MMBbl  % Contracted: 97%

Confidential TLP Operating Asset Overview and Projections Overview of TLP’s Asset Base (cont’d) Bostco JV 6 Source: TLP Filings, TLP Investor Presentation 1. Comprised of TLP Terminal and Frontera Joint Venture 13 Large pipeline system with 22 terminals including the Collins Pipeline; the only independent terminal capable of storing and redelivering products from and between Colonial and Plantation Pipelines Contiguous connection through third party pipeline from Southeast to Mid-Atlantic and Northeast U.S. markets 1Southeast Largest terminal network in Florida with 8 terminals; large scale with relatively low competition Coverage on both Gulf and Atlantic sides of Florida Fort Lauderdale, Miami and Cape Canaveral ports are among the busiest cruise ship ports in the nation 2Gulf Coast Products pipeline from Missouri to Arkansas with 4 terminals located in Oklahoma, Arkansas and Missouri Includes the Rogers facility which is the only refined products terminal located in Northwest Arkansas and can store 189,000 barrels of diesel, gasoline and ethanol Pipeline connecting Rodgers and Mt. Vernon 3Midwest Largest independent terminal network along the Mississippi and Ohio Rivers that includes 12 terminals on the shoreline Spans river locations from Northern Ohio to Southern Louisiana and includes the Baton Rouge dock that has direct waterborne connection between the Colonial Pipeline and Mississippi River waterborne transportation 4River Considered a strategic investment, the Brownsville pipeline facilitates product movements between the Gulf of Mexico, Northern Mexico and the U.S. with approximately 1.5 million barrels of storage Recent energy deregulation in Mexico combined with oil companies seeking JV’s with US partners to enhance development of liquids-rich plays should lead to long-term growth through Brownsville Brownsville1 5 Houston Ship Channel is one of the busiest in the world and provides access to multiple refinery complexes and export markets Refineries in this region account for more than 25% of total U.S. refining capacity Well positioned for growing US export market with 59 tanks and approximately 7 million barrels of storage Two terminals located around the San Francisco Bay with a combined capacity of approximately 5 million barrels of storage with 53 tanks, 4 truck spots and 9 rail spots Located in proximity to large California refineries Bay Area Refining Complex accounts for nearly one-third of total PADD V refining capacity 7West Coast

Confidential TLP Operating Asset Overview and Projections TLP Contract Overview Remaining Duration of Contracts1  Fee-for-service business model is underpinned by stable, multi-year take-or-pay contracts with minimum volume commitments Successful long-term fee-based contracting efforts continues to support distribution growth Collins Phase I and Brownsville growth projects have already been successfully contracted Both BOSTCO and Frontera JVs are fully contracted Over 80% of current firm commitment contracts are 1-5+ years in remaining duration; with ~51% of contracts having at least 3 years of remaining duration Multiple contracts with investment grade companies 75% of revenues are generated from terminaling service fees under multi-year take-or-pay minimum volume commitments, up from 71% in the previous year Majority of the remaining revenue stems from ancillary services including heating and mixing of stored products, product transfer, pipeline tariffs, railcar handling, butane blending, wharfage and vapor recovery 6% 16%  45% 33% < 1 Year >=1 Year, < 3 Years >= 3 Years, < 5 Years >= 5 Years  ~70% of Revenues from Firm Commitments 75% 75% 75% 74% 74% $60 80% 70% $50  60% $40 50% $30 40% 30% $20 20% $10 10% $0 0% 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 Firm Commitments Variable Commitments % Firm Source: TLP Filings, TLP Investor Presentation 1. As of March 31, 2018; based on contracted terminaling services revenue 14 Firmly Committed Revenue $ MM 70% 69% 68% 70% 69% 72% 71% 71% $14 $12 $13 $12 $12 $42 $13 $13 $11 $13 $12 $11 $11 $10 $36 $34 $34 $32 $30 $29 $29 $27 $28 $28 $26 $27

Confidential TLP Operating Asset Overview and Projections Inventory of Identified Growth Opportunities Incremental Growth Capex1 Incremental EBITDA1 Stage Project Description  Phase I expansion added 2 million barrels of capacity Developing Phase II Expansion. Have signed contracts for Collins Phase IIA construction for 870 thousand barrels 2018 $38.8 $ -  2019 16.8 5.2 Collins Storage Terminal Expansion 2020 - 6.7 2021 6.7  Signed contracts for the expansion of Brownsville tankage and the recommissioning of the Diamondback pipeline Assumes that third party does not exercise ROFR agreement on the Brownsville tankage expansion 2018 $22.4 $ - 2019 31.7 6.2 Brownsville Expansion  2020 - 12.2 2021 15.3  Opportunity to fill available storage capacity at terminals Potential to develop additional butane blending capabilities at various terminal locations Executing and exploring smaller scale projects at various locations throughout TLP system, including building tankage and refurbishing tanks at the West Coast Terminals  Enhance Various Existing Assets  Source: TLP Management 1. Collins Storage Terminal Expansion includes Growth Capex and EBITDA associated with only Collins Phase IIA 15 3 2 1

Confidential TLP Operating Asset Overview and Projections Overview of Projection Period Assumptions – Management Case  Revenue / Expenses:    2018E revenue per budget; revenue increases 0.5% each quarter starting Q1 2019 (2.0% annually) 2018E expenses per budget; expenses increase 1.0% each quarter starting Q1 2019 (4.0% annually) Omnibus fee assumptions: • • 2018E Omnibus fee per May 7, 2018 BOD approved changes; fee increases 1.5% each quarter starting Q1 2019 Engineering group is transferred from TMS to TLP; as a result, $2.0 million of associated cost is capitalized in maintenance capex and $2.0 million is reflected in expansion capex annually starting in 2Q 2018 Forecast includes an additional $1.0 million increase per year in the Omnibus Fee starting 2Q 2019, 2Q 2020 and 2Q 2021 •  Growth Projects:  Collins Phase IIA construction (870 Mbbl expansion) begins in 2Q 2018 and is online in 4Q 2019, with an annual cash return of 12% on $55.6 million of spend Brownsville construction begins in 2Q 2018 and is online in 4Q 2019, with an annual cash return of 28.3% on $54.1 million of TLP spend; assumed that third party does not exercise ROFR agreement WCT expansion construction in Richmond begins in 2Q 2018 and is online in 2Q 2019, with an annual cash return of 21% on $8.6mm of spend    Financing Assumptions: All growth projects are funded with TLP’s revolving credit facility No additional issuances of long-term debt, common equity or preferred equity Distribution Assumptions: LP distribution increases at a rate of $0.01 per quarter, until long-term distribution cushion normalizes at ~20%  Source: TLP Management 16

Confidential TLP Operating Asset Overview and Projections Summary Financial Overview – Management Case EBITDA 2018E-2021E CAGR $159.1 $156.9 2018E Distributable Cash Flow 2019E 2020E 2021E Total Distributions 2018E-2021E CAGR 2018E-2021E CAGR GP LP GP LP $99.9 $83.1 $96.7 $80.7 $92.5 $75.0 $88.3 $68.5 2018E 2019E 2020E 2021E 2018E 2019E 2020E 2021E $3.20 $3.36 $3.52 $3.58 3.8% LP unit Source: TLP Management 17 Dist. per Dist. Coverage 1.28x1.23x1.20x1.20x DCF per LP unit$3.81$3.89$4.00$4.082.3% 2.2% 6.3% .8% 3.3% $59.8 4 1 $58.6 $55.6 $52.0 23.3 22.2 19.4 16.4 $68.3 $66.6 $64.4 $62.0 31.7 30.2 28.1 26.4 6.7% 4.2% 5.0% $150.4 $137.6

Confidential TLP Operating Asset Overview and Projections Summary Financial Overview – Management Case (cont’d) Maintenance and Growth Capital Expenditures Leverage (Debt / LTM EBITDA)1 Maintenance Growth RCF / LTM EBITDA High Yield / LTM EBITDA $94.0 4.77x 4.60x 4.31x 4.16x 2018E 2019E 2020E 2021E 2018E 2019E 2020E 2021E Source: TLP Management 1. LTM EBITDA includes pro forma credit for West Coast Acquisition and Organic Growth Projects 18 2.18x 1.99x 1.91x 1.89x 2.59x 2.61x 2.40x 2.27x $80.0 $65.9 $51.3 $15.1$15.7 $14.0 $14.5

Confidential TLP Operating Asset Overview and Projections Summary TLP Projections – Management Case ($ in millions, except per unit metrics) For the Ye a rs Ending De ce mbe r 31, CAGR 2018E - 2022E 2018E 2019E 2020E 2021E Distributable Cash Flow EBITDA1 Interest expense Maintenance Capex Other $137.6 (33.6) (14.0) (1.7) $150.4 (40.2) (14.5) (3.1) $156.9 (41.9) (15.1) (3.1) $159.1 (40.3) (15.7) (3.1) 5.0% 4.2% Distributed Cash Flow Distribution to LP Distribution to GP / IDRs $52.0 16.4 $55.6 19.4 $58.6 22.2 $59.8 23.3 6.7% % to GP IDRs Weighted Average LP Units Outstanding DCF / LP Unit Distribution per LP Unit LP Coverage Total Coverage Distributable Cash Flow Surplus / (Shortfall) Debt / LTM EBITDA 24.0% $15.4 16.4 $3.81 3.20 1.19x 1.29 $19.9 4.8x 25.9% $18.3 16.6 $3.89 3.36 1.16x 1.23 $17.5 4.6x 27.4% $21.0 16.6 $4.00 3.52 1.14x 1.20 $16.0 4.3x 28.0% $22.0 16.7 $4.08 3.58 1.14x 1.20 $16.8 4.2x 2.3% 3.8% Source: TLP Management 1. Earnings from the BOSTCO and Frontera JVs are excluded and the actual expected distributions from the JV’s are included (to more accurately reflect the cash flows of the entire company) 19 Distributed Cash Flow $68.5 $75.0 $80.7 $83.1 Distributable Cash Flow $88.3 $92.5 $96.7 $99.9

Confidential TLP Operating Asset Overview and Projections Summary TLP Projections – Management Case (cont’d) ($ in millions, except per unit metrics) For the Ye a rs Ending De ce mbe r 31, 2018E 2019E 2020E 2021E Sources New Senior Notes Issued Borrowings Under the Revolving Credit Facility Proceeds from the sale of assets DCF Surplus / (Shortfall) $300.0 64.8 10.0 21.5 $--35.3 --19.0 $---- --17.4 $---- --16.9 Uses Growth Capital Expenditures Changes in Working Capital Repayment of Revolving Credit Facility Cash Build Other $80.0 2.0 301.8 1.6 11.0 $51.3 ---- --3.0 $---- 15.5 --1.9 $---- 15.0 --1.9 Capitalization Cash $2.5 $2.5 $2.5 $2.5 Total Debt 656.6 691.9 676.4 661.3 Net Debt $654.1 $689.4 $673.9 $658.8 Credit M etrics Total Debt / EBITDA Net Debt / EBITDA Source: TLP Management 4.8x 4.8 4.6x 4.6 4.3x 4.3 4.2x 4.1 20 Total Uses $396.4 $54.3 $17.4 $16.9 Debt Issued / (Repaid) $63.1 $35.3 ($15.5) ($15.0) Total Sources $396.4 $54.3 $17.4 $16.9

Confidential TLP Operating Asset Overview and Projections Overview of Management Case Sensitivities 21 Sensitivity #1  Assumes recontracting scenario per management estimates resulting in $3.4 mm increase in annual revenue beginning in 2019  Assumes annual reduction in total expenses starting in 2019 due to a lower assumed operating expense escalator and omnibus fee escalator than Management Case Expenses reduced by $0.6 mm, $1.8 mm and $3.1 mm in 2019, 2020 and 2021, respectively  Includes management identified lower probability incremental growth projects not included in the Management Case funded with TLP’s revolving credit facility Approximately $20.0 million of total identified projects with half spent in 2Q 2019 and half spent in 2Q 2020 and one quarter delay in revenues 3.0x EBITDA multiple and incremental maintenance capital expenditures equal to TLP standalone business 50% risking applied to growth capital expenditures and incremental distributable cash flow Total increase in EBITDA of $4.9 mm, $7.7 mm and $9.9 mm in 2019, 2020 and 2021, respectively Sensitivity #2  Assumes recontracting scenario per management estimates resulting in $8.7 mm decrease in annual revenue beginning in 2019  Assumes $2.0 mm increased total expenses annually beginning in Q3 2020  Total decrease in EBITDA of $8.7 mm, $9.7 mm and $10.7 mm in 2019, 2020 and 2021, respectively

Confidential TLP Operating Asset Overview and Projections Overview of Management Case Sensitivities (cont’d) EBITDA Distributable Cash Flow 2018E 2019E 2020E 2021E 2018E 2019E 2020E 2021E Capital Expenditures 2018E 2021E Management Case Sensitivity #1 Sensitivity #2 2018E Source: TLP Model 2019E 2020E 2021E 1. Assumes same coverage as status quo 22 $138 $138 $138 $94 $94 $94 $150 $155 $142 $66 $71 $66 $15 $20 $15 $157 $165 $147 $16 $16 $16 $159 $169 $148 $137.6 $137.6 $137.6 $88 $146.7$88 $88 $150.6 $138.0 $93 $97 $84 $151.3 $97 $159.7 $104 $141.6$87 $100 $109 $153.5 $89 $164.8 $142.7 DPU Per LP Unit 12018E 2019E 2020E 2021E Management Case $3.20 $3.36 $3.52 $3.58 Sensiti2vi0ty19#E1 3.20 2032.04E8 3.70 3.81 Sensitivity #2 3.20 3.26 3.28 3.31

Confidential IV.Preliminary TLP Valuation Analysis

Confidential Preliminary TLP Valuation Analysis Valuation Methodologies  Evercore utilized the following methodologies to analyze the value of TLP’s common units perpetuity growth rates to derive after-tax  Perpetuity growth rate of 1.75% to 2.25% multiples of EBITDA as well as assumed  Tax depreciation based on book D&A  Values TLP common units based on the present value of the future cash distributions to TLP unitholders    Projected distributions based on current TLP run-rate distributions Terminal yield range of 7.0% to 9.0% based on past 52 weeks of trading Cost of equity of 9.5% to 10.5% based on CAPM and cost of equity of 13.5% to 14.5% based on total expected market return for similar MLPs  Values TLP common units based on multiples of transaction value to EBITDA and transaction value to capacity in historical transactions involving crude oil and refined products terminals  Enterprise value / EBITDA multiples applied to 2018E and 2019E Adjusted EBITDA  Values TLP common units based on current market enterprise value multiples of relevant EBITDA of selected comparable crude oil and refined products MLPs  Enterprise value / EBITDA multiples applied to 2018E through 2020E Adjusted EBITDA Price / DCF per LP unit multiples applied to 2019E DCF per LP unit   Values TLP common units based on historical premiums paid in (i) MLP buy-ins and (ii) MLP mergers since 2011  Median 30-Day, 60-Day and 90-Day premiums paid applied to relevant unit prices 23 MLP Buy-In and Merger Premiums Paid Analysis Peer Group Trading Analysis Precedent M&A Transaction Analysis Discounted Distribution Analysis MethodologyDescriptionMetrics/Assumptions Discounted Cash Flow Analysis Values TLP common units based on the concept of theDiscounted the projected cash flows to the assumed September 30, 2018 effective time value of moneydate Utilizing the TLP Financial Projections herein, Evercore:EBITDA exit multiple of 9.0x to 11.0x (consistent with crude oil and refined Utilized varying weighted average cost of capitalproducts master limited partnerships (MLPs) valuations over an extended period (WACC) discount rates and applied variousof time) valuation ranges for TLPWACC of 8.0% to 9.0% based on capital asset pricing model (CAPM) for crude Calculated terminal values based on a range ofoil and refined products MLPs perpetuity growth ratesUnitholder effective tax rate of 29.6% (80.0% at 37.0% top bracket) from 2018E to 2021E and a terminal value tax rate of 37.0% For the terminal value, tax depreciation assumed to be equal to maintenance capital expenditures

Confidential Preliminary TLP Valuation Analysis Summary Valuation Results Premiums $90.00 $70.00 $54.62 $50.00 $42.24 $40.48 $36.76 $35.26 $34.69 $34.30 $34.30 $30.00 $10.00 Management Sensitivity #1 Sensitivity #2 Note: Multiples based on management case EBITDA and DCF forecasts 24 8.0% - 9.0% WACC 7.0% - 9.0% Terminal Yield 2018E EBITDA at 9.0x - 11.0x 2019E EBITDA at 8.5x - 10.0x 2018E DCF per LP Unit at 9.0x - 11.0x 2019E DCF per LP Unit at 9.0x - 10.0x 2018E EBITDA at 10.0x - 12.0x EBITDA Multiple Selected Premium Range at 6.0% - 12.0% 2019E EBITDA Exit Multiple of 9.0x - 11.0x Perpetuity Growth Rate of 1.75% - 2.25% 10.0% - 11.0% Equity Cost of Capital Based on Capital Asset Pricing Model 13.0% - 14.5% Equity Cost of Capital Based on Total Expected Market Return Discounted Cash Flow Analysis Discounted Distributions Analysis Peer Group Trading Analysis Precedent M&A Transaction Analysis MLP Paid Analysis EBITDA Multiple Perpetuity Growth CAPM Total Return Mgmt. Case Sensitivity #1 Sensitivity #2 Mgmt. Case Sensitivity #1 Sensitivity #2 Mgmt. Case Sensitivity #1 Sensitivity #2 Mgmt. Case Sensitivity #1 Sensitivity #2 Mgmt. Case Sensitivity #1 Sensitivity #2 Mgmt. Case Sensitivity #1 Sensitivity #2 Mgmt. Case Sensitivity Toggle Impact on Valuation For Reference Only (+/-) $1 Million Revenues from Recontracting Risk (+/-) $0.51 - $0.64 / Unit (+/-) 1% Operating Expense Annual Growth (+/-) $1.13 - $1.47 (+/-) 10% Risking for Growth Capex (+/-) $0.19 - $0.30 / Unit $58.67 $56.30 $56.30 $52.34 $52.34 $52.34 $49.01 $50.06 $40.44 $47.17 $45.92 $46.29 $43.88 $43.63 $40.60 $38.28 $37.86 $40.13 $33.60 $35.98 $35.38 $35.38 $35.38 $32.32 $32.62 $31.46 $25.87 $26.81 $22.56 $17.05 Proposed Consideration of $41.00 per Common Unit Implied Valuation Metrics at $41.00 Offer Price Enterprise Value / EBITDA 2018E 10.7x Price / DCF per LP Unit 2018E 10.8x

Confidential Preliminary TLP Valuation Analysis Discounted Cash Flow Analysis – Assumptions  Discounted the projected cash flows to the assumed September 30, 2018 effective date  EBITDA exit multiple of 9.0x to 11.0x (consistent with crude oil and refined products MLP valuations over an extended period of time)  Perpetuity growth rate of 1.75% to 2.25%  WACC of 8.0% to 9.0% based on CAPM for crude oil and refined products MLPs  Existing asset tax depreciation based on PWC estimates and provided by TLP management and incremental capital expenditures assumes 100% of capital expenditures are depreciated in the year incurred  Unitholder effective tax rate of 29.6% (80.0% at 37.0% top bracket) from 2018E to 2021E and a terminal value tax rate of 37.0%  For the terminal value, tax depreciation assumed to be equal to maintenance capital expenditures 25

Confidential Preliminary TLP Valuation Analysis Discounted Cash Flow Analysis – Management Case For the Three Months Ending ($ in millions, except per unit amounts) Te rmina l Va lue De ce mbe r 31, For the Ye a rs Ending De ce mbe r 31, EBITDA Ex it Multiple Perpetuity Grow th Ra te 2018E 2019E 2020E 2021E EBITDA Less: Tax Depreciation and Amortization $35.3 (62.7) $150.4 (102.0) $156.9 (49.1) $159.1 (41.9) $159.1 $159.1 (15.7) EBIT Less: Cash Taxes1 ($27.4) --$48.4 (6.2) $107.8 (31.9) $117.2 (34.7) $143.3 (53.0) EBIAT Plus: Tax Depreciation and Amortization Less: Maintenance Capital Expenditures Less: Growth Capital Expenditures Less: Other Non-Cash Adjustments2 ($27.4) 62.7 (3.5) (48.8) (0.8) $42.2 102.0 (14.5) (51.3) (3.0) $75.9 49.1 (15.1) --(1.9) $82.5 41.9 (15.7) --(1.9) $90.3 15.7 (15.7) --(1.9) Unlevered Free Cash Flow EBITDA Multiple / Perpetuity Growth Rate ($17.8) $75.3 $108.0 $106.8 88.4 2.0% 10.0x Terminal Value PV of Terminal Value @ 8.5% Plus: PV of Unlevered Free Cash Flow @ 8.5% $1,590.6 $1,220.2 — — 232.1 $1,387.2 $1,064.1 Implied Enterprise Value Plus/(Less): Estimated Net (Debt)/Cash on September 30, 2018 $1,452.3 — (581.2) $1,296.2 Implied Total Equity Value Less: GP Cash Flows Valued at LP Yield $871.1 — (220.5) $715.0 Implied LP Equity Value LP Units Outstanding at September 30, 2018 $650.6 — 16.2 $494.6 EBITDA Exit Multiple Sensitivities Perpetuity Growth Rate Sensitivities EBITDA Multiple Perpetuity Growth Rate Source: TLP Management 1. 2. Unitholder effective tax rate of 29.6% (80.0% at 37.0% top bracket) from 2018E to 2021E and a terminal value tax rate of 37.0% Other non-cash adjustments include amortized deferred financing costs, reserve reversal for DCF, ethanol and other, capitalized omnibus fee (expansion), other cash from investing, investments in Bostco JV, investments in PMI JV, contribution of cash from GP, deferred financing costs capitalized, interest capitalized on income statement and settlement of tax withholdings on S&R 26 WACC WACC 1.50% 1.75% 2.00% 2.25% 2.50% 7.50% 8.00% 8.50% 9.00% 9.50% $38.03 $41.38 $45.04 $49.05 $53.46 31.28 44.10 25.50 36.30 20.50 29.70 16.12 17.91 19.82 21.86 24.05 34.10 37.16 40.48 27.90 30.49 33.28 22.56 24.77 27.15 8.0x 9.0x 10.0x 11.0x 12.0x 7.50% 8.00% 8.50% 9.00% 9.50% $27.16 $34.91 $42.67 $50.42 $58.17 26.10 56.65 25.06 55.15 24.05 53.69 23.05 30.35 37.65 44.95 52.25 33.74 41.37 49.01 32.59 40.11 47.63 31.46 38.87 46.28 Implied Common Unit Price $40.11 — $30.49

Confidential Preliminary TLP Valuation Analysis Discounted Distribution Analysis – Management Case For the Three Months Ending De ce mbe r 31, For the Ye a rs Ending De ce mbe r 31, Terminal Value 2018E 2019E 2020E 2021E Low High TLP Distribution per LP Unit $0.82 $3.36 $3.52 $3.58 $3.58 — $3.58 Terminal Yield1 9.0% — 7.0% Terminal Value $39.78 — $51.14 Equity Cost of Capital Based on CAPM Present Value @ 9.5% of Equity Value $39.34 — $47.80 Present Value @ 11.5% of Equity Value 37.38 — 45.35 Equity Cost of Capital Based on Total Expected M arket Return Present Value @ 12.5% of Equity Value $36.45 — $44.20 Present Value @ 15.0% of Equity Value 34.26 — 41.48 Source: TLP Model 1. TLP 52-week yield range of 6.6% to 9.2% with a median of 7.4%, mean of 7.4% and current yield of 8.7% as of July 9, 2018, the unaffected date 27 Implied Common Unit Value Range - Based on Total Expected Market Return $34.69 — $43.63 Present Value @ 13.0% of Equity Value 36.00 — 43.63 Present Value @ 13.5% of Equity Value 35.55 — 43.08 Present Value @ 14.0% of Equity Value 35.11 — 42.54 Present Value @ 14.5% of Equity Value 34.69 — 42.00 Implied Equity Value Range - Based on CAPM $37.86 — $47.17 Present Value @ 10.0% of Equity Value 38.84 — 47.17 Present Value @ 10.5% of Equity Value 38.34 — 46.56 Present Value @ 11.0% of Equity Value 37.86 — 45.95

Confidential Preliminary TLP Valuation Analysis Peer Group Trading Analysis – Crude Oil and Refined Products MLPs ($ in millions, except per unit amounts) US Refined Product and Crude Oil Transportation and Storage MLPs Refined Products / Crude Oil M LPs BP Mids tream Partners LP 16.31 1,708.5 2,457.2 16.3 11.3 NA NA 7.1% 6.9% 14.2% 21.4% Delek Logis tics Partners , LP 28.54 710.4 1,468.1 8.7 7.5 7.6 7.8 11.1% 10.9% 3.7% 14.8% Holly Energy Partners , L.P. 28.44 2,998.7 4,497.8 12.9 12.4 10.7 10.3 9.4% 9.3% 0.7% 10.1% MPLX LP 32.52 25,864.4 40,343.4 11.5 10.4 9.1 8.9 7.8% 7.8% 5.8% 13.6% PBF Logis tics LP 20.07 910.1 1,703.0 10.9 9.5 9.2 8.8 10.0% 9.9% 2.8% 12.7% Plains All Am erican Pipeline, L.P. 21.16 15,367.9 26,136.1 10.3 9.3 9.2 8.1 5.7% 5.7% 10.0% 15.7% Note: Market data as of November 23, 2018 Source: Partnership filings, FactSet 1. EBITDA, DCF per LP unit and Distributions per unit based on the Management Case 28 TransMontaigne Partners L.P.1 $36.40 $602.5 $1,183.7 8.6x 7.9x 9.6x 9.4x 8.8% 8.8% 6.6% 15.4% Companies with less than $5 bn EV between 0% to 10% growth Mean 10.8x 9.8x 9.2x 9.0x 10.1% 10.1% 2.4% 12.5% Median 10.9 9.5 9.2 8.8 10.0% 9.9% 2.8% 12.7% Mean 10.9x 9.7x 9.3x 8.9x 8.7% 8.9% 4.4% 13.2% Median 10.3 9.7 9.2 8.6 9.4% 9.3% 5.0% 13.6% Shell Mids tream Partners , L.P. 19.15 4,373.5 6,288.4 10.0 7.6 11.5 9.4 8.0% 7.8% 5.7% 13.6% Phillips 66 Partners LP 46.44 5,867.1 9,435.1 8.4 7.7 11.7 11.5 6.5% 6.6% 7.6% 14.1% NuStar Energy LP 23.68 2,534.8 6,653.9 10.0 9.7 6.8 8.1 10.1% 10.1% --% 10.1% Magellan Mids tream Partners , L.P. 60.83 13,881.1 17,935.2 12.8 12.1 12.4 11.6 6.4% 6.4% 6.2% 12.6% Genes is Energy, L.P. 21.98 2,694.3 6,800.7 10.2 9.7 6.3 6.0 9.8% 9.7% 5.0% 14.8% Buckeye Partners , L.P. 30.25 4,648.3 8,847.2 8.5 9.8 6.9 8.3 9.9% 13.3% (4.0%) 5.9% Andeavor Logis tics LP $36.10 $8,862.0 $14,255.0 11.7x 9.8x 9.8x 8.5x 11.4% 11.4% 0.1% 11.5% Enterprise Value / Price / Price Equity Enterprise EBITDA DCF per LP Unit Distribution Yield Distribution Total Partnership 11/23/18 Value Value 2018E 2019E 2018E 2019E Current 2018E Growth Return

Confidential Preliminary TLP Valuation Analysis Peer Group Trading Analysis ($ in millions, except per unit amounts) TLP Financial Projections – Management Case 2018E EBITDA $137.6 Relevant Multiple Range 9.0x – 11.0x Implied Enterprise Value Range $1,238.0 – $1,513.1 2019E EBITDA $150.4 Relevant Multiple Range 9.0x – 10.0x Implied Enterprise Value Range $1,353.4 – $1,503.8 (Less)/Plus: Estimated Net (Debt)/Cash on September 30, 2018 (581.2) Units Outstanding at September 30, 2018 16.6 2018E DCF per LP Unit Relevant Multiple Range $3.81 – 9.0x 11.0x 2019E DCF per LP Unit Relevant Multiple Range $3.89 – 9.0x 10.0x Source: TLP Model 29 Implied TLP Common Unit Price$34.30–$56.30 Implied Common Unit Price By DCF Multiple$34.99–$38.88 Implied Common Unit Price By DCF Multiple$34.30–$41.92 Implied Common Unit Price By EBITDA Multiple$39.68–$56.30 Selected Equity Value Range$656.8–$931.9 Selected Enterprise Value Range$1,238.0–$1,513.1

Confidential Preliminary TLP Valuation Analysis Precedent M&A Transaction Analysis – Terminals ($ in millions, except per unit amounts) Date Transaction Run-Rate Announce d Acquire r / Ta rge t (Se lle r) Va lue ($MM) EBITDA Multiple ArcLight Capital Partners, LLC / Sound Terminal and Baltimore Terminal (Targa Resources Corp.) Delek US / Big Spring Logistics including storage tanks, salt wells and asphalt and light products terminals (Delek Logistics Partners, LP) TransMontaigne / two West Coast terminals (Plains All American) Valero Energy Partners LP / Port Arthur terminal and Parkway Pipeline LLC (Valero Energy Corporation) 09/2018 02/2018 11/2017 10/2017 $160.0 315.0 275.0 508.0 NA $7.8 10.0 8.5 06/2017 SemGroup Corporation / Houston Fuel Oil Terminal Company (Alinda Capital Partners LLC) 2,100.0 15.0 01/2017 11/2016 09/2016 08/2016 07/2016 03/2016 02/2016 10/2015 10/2015 09/2015 06/2015 02/2015 02/2015 02/2015 01/2015 Tallgrass Development, LP / Sterling Terminal, Buckingham Terminal, 20% interest in Deeprock Development Terminal, and terminal development projects (Tallgrass Development, LP) Tesoro Logistics L.P. / Northern California terminalling and storage assets (Tesoro Corporation) Western Refining Logistics / Certain terminalling, storage and other logistics assets (Western Refining Inc. / St. Paul Park Refining Co.) Valero Energy Partners LP / Mereaux and Three Rivers Terminal Services business (Valero Energy Corporation) Tesoro Logistics LP / Alaska crude oil, feedstock and refined product storage tanks and refined product terminals (Tesoro Corporation) Valero Energy Partners LP / McKee Terminal Services Business (Valero Energy Corporation) PBF Logistics LP / Four refined products terminals located near Philadelphia, PA (Plains All American Pipeline, L.P.) Kinder Morgan, Inc. / 75.0% interest in 14 refined products terminals throughout the U.S. and 100.0% of a refined products terminal in Des Plaines, IL (BP Products North America Inc.) USD Partners LP / 0.9 million barrel crude-by-rail terminal located in Casper, WY (Casper Crude to Rail Holdings, LLC / Stonepeak Infrastructure Partners) Valero Energy Partners LP / 10.1 million barrels of crude oil and refined products storage at Corpus Christi, TX refinery (Valero Energy Corporation) Gravity Midstream, LLC / 44-acre crude oil logistics terminal located on the Corpus Christi Ship Channel (Trigeant, Ltd.) Valero Energy Partners LP / 3.6 million barrels at Houston, TX refinery and 10.0 million barrels at St. Charles, LA refinery of crude oil and refined products storage (Valero Energy Corporation) Arc Logistics Partners LP & GE Energy Financial Services / Crude oil unloading terminal and 4-mile crude oil pipeline in Joliet, IL (CenterPoint Properties Trust) Kinder Morgan, Inc. / Three terminals in Galena Park, TX; North and South Wilmington, NC and one undeveloped in Perth Amboy, NJ (Royal Vopak N.V.) NuStar Energy L.P. / 50.0% interest in a 4.1 million barrel refined products terminal located in Linden, NJ (Linden Holding Corp.) 140.0 400.0 210.0 325.0 444.0 240.0 100.0 350.0 225.0 465.0 100.0 671.0 216.0 158.0 142.5 8.0 8.4 NA 8.4 8.7 8.6 6.7 NA 8.7 9.3 NA 8.9 9.0 NA 7.1 Source: Company and partnership filings and presentations, Wall Street research 30 Note: Shaded to Indicate Public MLP Transactions All Transactions Public MLP Transactions Mean 11.7x Median 12.3 Mean 9.3x Median 8.7 06/2017 World Point Terminals, Inc. / World Point Terminals, LP 594.2 9.9 03/2017 VTTI.BV / VTTI Energy Partners LP 1,258.0 12.9 08/2017 Zenith Energy U.S., L.P. / Arc Logistics Partners LP 736.0 12.3

Confidential Preliminary TLP Valuation Analysis Precedent M&A Transaction Analysis – Crude / Refined Products Transportation and Storage ($ in millions, except per unit amounts) Date Transaction Run-Rate Announce d Acquire r / Ta rge t (Se lle r) Va lue ($MM) EBITDA Multiple 01/2018 12/2017 11/2017 10/2017 09/2017 09/2017 08/2017 Andeavor / 100% interest in Rangeland Energy II, LLC, 145 MBpd capacity crude oil pipeline (Rangeland Energy , LLC) Noble Midstream Partners LP and Greenfield Midstream, LLC (EnCap Flatrock) JV / Saddle Butte Pipeline, LLC (Saddle Butte Rockies Midstream LLC) BlackRock Inc. and Navigator Energy Services, LLC / 50% interest in Glass Mountain Pipeline, LLC (SemGroup Corporation) Global Infrastructure Partners / 100% interest in Medallion Gathering & Processing, LLC (owned by Laredo Midstream Services, LLC and Medallion Midstream Holdings, LLC (EM Phillips 66 Partners LP / 25% interest in Dakota Access, LLC and 25% interest in Energy Transfer Crude Oil Company, LLC (Phillips 66 Company) MLPX LP / Explorer Pipeline Co., Lincoln Pipeline LLC, MPL Louisiana Holdings LLC and LOCAP LLC (Marathon Petroleum Corporation) Holly Energy Partners, LP / 50% interest in Frontier Aspen LLC and 75% interest in SLC Pipeline LLC (Plains All American Pipeline, LP) NA 625.0 300.0 1,825.0 2,400.0 1,050.0 250.0 9.0 NA 15.0 24.0 8.9 7.6 10.9 02/2017 02/2017 MPLX, LP / Ozark Pipeline (Enbridge Pipelines, LLC) Plains All American Pipeline, LP and Noble Midstream Partners, LP / Advantage Pipeline, LLC 220.0 133.0 NA NA 08/2016 MarEn Bakken Company LLC (JV between Enbridge Energy Partners, L.P. and Marathon Petroleum Corporation) / 36.75% Interest in Bakken Pipeline 2,000.0 NA 01/2016 12/2015 11/2015 03/2015 03/2015 01/2015 01/2015 Tallgrass Energy Partners, LP / 31.3% interest in Tallgrass Pony Express Pipeline (Tallgrass Development, LP) Tesoro Corporation / Great Northern Midstream LLC Tesoro Logistics LP / Crude oil and refining products storage and pipeline assets in Los Angeles (Tesoro Corporation) EnLink Midstream Partners, LP / Victoria Express Pipeline (Devon Energy Corporation) Tallgrass Energy Partners, LP / 33.3% interest in Tallgrass Pony Express Pipeline (Tallgrass Development, LP) Kinder Morgan, Inc. / Hiland Partners EnLink Midstream Partners, LP and EnLink Midstream, LLC / LPC Crude Oil Marketing LLC 743.6 NA 500.0 215.1 700.0 3,000.0 100.0 NA NA 8.3 10.0 10.3 18.0 8.0 Median 10.0 Selected Comparable Public Company Transactions (plus HFOTCO)1 Ownership Method Equity Equivalent Method Date Transaction Run-Rate Transaction Run-Rate Announced Acquirer / Ta rge t (Seller) Value ($MM) EBITDA Multiple Value ($MM) EBITDA Multiple 10/2018 03/2018 08/2017 08/2017 06/2017 06/2017 03/2017 05/2016 Valero Energy Corporation / Valero Energy Partners, LP Tallgrass Energy GP, LP / Tallgrass Energy Partners, LP Zenith Energy U.S., L.P. / Arc Logistics Partners LP2 Andeavor Logistics LP / Western Refining Logistics, LP3 SemGroup Corporation / Houston Fuel Oil Terminal Company (Alinda Capital Partners LLC) World Point Terminals, Inc. / World Point Terminals, LP VTTI.BV / VTTI Energy Partners LP SemGroup Corporation / Rose Rock Midstream, L.P.4 $2,096.8 6,310.3 736.0 1,763.0 2,100.0 594.2 1,258.0 1,684.4 12.7x 8.1 12.3 8.6 15.0 9.9 12.9 10.7 $3,470.8 7,757.4 736.0 1,971.4 2,100.0 594.2 1,275.6 1,702.4 7.6x 10.0 12.3 8.7 15.0 9.9 13.0 10.8 Note: ArcLight Energy Partners Fund VI’s affiliate purchased TLP’s GP from NGL Energy Partners for $350 million in cash on February 1, 2016 Source: Company and partnership filings and presentations and investment research 1. 2. 3. Ownership method and equity equivalent method explained on page 49 GP value under both methods based on consideration paid to LCP GP of $94.5 million EBITDA under the Ownership Method excludes $22 million of GP IDRs that is included in the Equity Equivalent Method 4. Equity Equivalent Method GP value based on 2017E GP / IDR cash flows to reflect forecasted distribution cut 31 Mean11.3x10.9x Median11.510.4 Note: Shaded to Indicate Public MLP Transactions Public MLP Mean 10.0x Median 9.7 All Transactions Mean 11.3x 05/2016 SemGroup Corporation / Rose Rock Midstream, LP 1,684.4 10.7 01/2017 Valero Energy Partners LP / 40% interest in the Hewitt segment on the Red River Pipeline (Plains All American, LP) 70.0 NA 08/2017 Andeavor Logistics LP / Western Refining Logistics, LP 1,763.0 8.6 10/2018 Valero Energy Corporation / Valero Energy Partners, LP $2,096.8 12.7x 03/2018 Tallgrass Energy GP, LP / Tallgrass Energy Partners, LP 6,310.3 8.1

Confidential Preliminary TLP Valuation Analysis Precedent M&A Transaction Analysis ($ in millions, except per unit amounts) TLP Financial Projections – Management Case 2018E EBITDA $137.6 Relevant Multiple Range 10.0x – 12.0x Implied Enterprise Value $1,375.6 – $1,650.7 (Less)/Plus: Estimated Net (Debt)/Cash on September 30, 2018 (581.2) GP Value (220.5) LP Units Outstanding at September 30, 2018 16.2 Source: TLP Management 32 Implied Common Unit Price By EBITDA Multiple$35.38–$52.34 Total Equity Value$573.9$849.0 Selected Equity Value Range$794.4–$1,069.5 Selected Enterprise Value Range$1,375.6–$1,650.7

Confidential Preliminary TLP Valuation Analysis Premiums Paid Analysis (US$ in millions) Premium Transaction Date Announced Equity Value Enterprise Value 1-Day Prior Spot 30-Day VWAP 60-Day VWAP 90-Day VWAP Acquiror(s) / Target Consideration 10/22/18 10/18/18 10/09/18 06/09/18 05/17/18 05/17/18 03/26/18 02/08/18 01/02/18 06/02/17 05/18/17 03/02/17 02/01/17 01/27/17 09/26/16 08/01/16 05/31/16 Enlink Midstream, LLC / EnLink Midstream Partners, LP Valero Energy Corporation / Valero Energy Partners LP Antero Midstream GP LP / Antero Midstream Partners LP Cheniere Energy, Inc. / Cheniere Energy Partners LP Holdings, LLC Enbridge Inc. / Enbridge Energy Partners, L.P. The Williams Companies, Inc. / Williams Partners L.P. Tallgrass Energy GP, LP / Tallgrass Energy Partners, L.P. Nustar Energy L.P. / Nustar GP Holdings, LLC Archrock, Inc. / Archrock Partners, L.P. World Point Terminals, Inc. / World Point Terminals, LP Energy Transfer Partners, L.P. / PennTex Midstream Partners, LP VTTI B.V. / VTTI Energy Partners LP ONEOK, Inc. / ONEOK Partners, L.P. Enbridge Energy Co, Inc. / Midcoast Energy Partners, L.P. TransCanada Corporation / Columbia Pipeline Partners LP Transocean Ltd./ Transocean Partners LLC SemGroup Corporation / Rose Rock Midstream, L.P. Stock-for-Unit Cash-for-Unit Cash/Stock-for-Unit Stock-for-Unit Stock-for-Unit Stock-for-Unit Stock-for-Unit Unit-for-Unit Stock-for-Unit Cash-for-Unit Cash-for-Unit Cash-for-Unit Stock-for-Unit Cash-for-Unit Cash-for-Unit Stock-for-Unit Stock-for-Unit 6,467 950 6,108 13,668 3,753 36,687 2,608 419 607 603 280 481 9,278 170 1,711 863 884 10,020 1,839 7,511 29,714 15,547 54,585 4,959 461 1,358 594 327 822 17,116 641 2,287 1,605 1,647 2.4% 6.0% 6.5% 6.6% 14.0% 13.6% 9.6% 1.7% 23.4% 6.3% 20.1% 6.0% 25.8% (8.6%) 13.3% 20.8% 0.0% (0.6%) 11.9% 6.0% 8.2% 16.0% 5.8% 4.4% 0.3% 27.7% 3.3% 19.9% 6.8% 22.4% 5.4% 14.0% 8.1% 27.4% 1.5% 10.9% 2.1% 7.7% 10.5% 1.0% 5.6% 8.5% 21.6% 3.2% 22.6% 14.2% 26.2% 11.3% 16.2% 8.6% 53.0% 5.9% 10.2% 2.3% 6.7% 0.9% 3.4% 5.0% 5.6% 18.6% 3.5% 24.4% 13.5% 29.0% 5.8% 15.5% 14.9% 78.2% Pre mium 1-Day 30-Day 60-Day 90-Day Source: Partnership / Company filings 1. Based on initial offer from ArcLight, subject to necessary approvals 33 Selected Premium Range: 6.0% - 12.0% Cash-for-Unit Transactions Median 6.2% 9.3% 12.8% 11.9% Mean 7.2% 10.2% 13.1% 12.2% Max 20.1% 19.9% 22.6% 24.4% Min (8.6%) 3.3% 3.2% 3.5% Stock-for-Unit Transaction Median 13.6% 8.2% 8.6% 6.7% Mean 12.9% 13.3% 15.1% 18.1% Max 25.8% 27.7% 53.0% 78.2% Min 0.0% (0.6%) 1.0% 0.9% All Transactions Median 6.6% 8.1% 10.5% 6.7% Mean 9.9% 11.0% 13.2% 14.3% Max 25.8% 27.7% 53.0% 78.2% Min (8.6%) (0.6%) 1.0% 0.9% TLP at $41.00 per Common Unit versus Unaffected July 9, 2018 Price13.5%8.6%8.2%10.2%

Confidential Preliminary TLP Valuation Analysis Premiums Paid Analysis (cont’d) ($ in millions, except per unit amounts) Summary Results 30-Day 60-Day 90-Day TLP Common Unit Price $37.76 $37.90 $37.20 Historical MLP Merger Premium Range (2.9%) – 27.7% (11.8%) – 53.0% (18.5%) – 78.2% Implied TLP Common Unit Price Range $36.66 – $48.21 $33.44 – $58.00 $30.31 – $66.29 Median MLP Merger Premium 9.8% 10.5% 10.2% Median Implied Transaction Price $41.47 $41.89 $40.98 Source: FactSet 34 TLP Common Unit Price as of July 9, 2018: $36.11 Selected Premium Range 6.0% – 12.0% Implied TLP Common Unit Price Range $38.28 – $40.44

Confidential Appendix

Confidential A. Weighted Average Cost of Capital Analysis

Confidential Weighted Average Cost of Capital Analysis TLP Weighted Average Cost of Capital – CAPM ($ in millions, except per unit amounts) Unit/Share Price Market Equity Total Debt and Total Debt / Adjusted Unlevered Compa ny / Pa rtne rship 11/23/18 Va lue Pre fe rre d Equity Tota l Ca pita liza tion Be ta 1 Be ta 2 Andeavor Logistics LP BP Midstream Partners LP Buckeye Partners, L.P. Delek Logistics Partners, LP Genesis Energy, L.P. Holly Energy Partners, L.P. Magellan Midstream Partners, L.P. MPLX LP NuStar Energy LP PBF Logistics LP Phillips 66 Partners LP Plains All American Pipeline, L.P. Shell Midstream Partners, L.P. $36.10 16.31 30.25 28.54 21.98 28.44 60.83 32.52 23.68 20.07 46.44 21.16 19.15 $8,862.0 1,708.5 4,648.3 710.4 2,694.3 2,998.7 13,881.1 25,864.4 2,534.8 910.1 5,867.1 15,367.9 4,373.5 $5,423.0 468.0 5,163.4 776.7 4,125.9 1,416.7 4,271.5 14,847.3 4,143.7 567.2 3,668.0 11,660.0 2,090.5 38.0% 21.5% 52.6% 52.2% 60.5% 32.1% 23.5% 36.5% 62.0% 38.4% 38.5% 43.1% 32.3% 1.02 0.87 1.00 0.82 1.13 0.99 0.87 0.79 1.41 0.70 0.81 0.88 0.86 0.72 0.74 0.57 0.47 0.55 0.75 0.72 0.57 0.67 0.49 0.57 0.58 0.65 Risk-free Rate 3 Unlevered Beta Debt and Preferred / Total Capitalization Adjusted Levered Equity Beta 3.2% 0.58 38.4% 0.84 WACC Sensitivity Supply-side Historical Debt and Preferred / Total Capitalization Market Risk Premium 4 Small Company Risk Premium 5 Equity Cost of Capital 6 6.0% 1.9% 10.1% 7.1% 1.9% 11.0% Pre-Tax Cost of Debt 7 After-Tax Cost of Debt 7.3% 5.2% 7.3% 5.2% Note: Market data as of November 23, 2018 1. 2. 3. 4. 5. 6. 7. Source: Predicted raw betas from FactSet; Adjusted Equity Beta calculated as: (0.67) × Raw Beta + (0.33) × 1.0; TLP’s raw beta as of unaffected date Unlevered Beta calculated as: Adjusted Equity Beta × (E/(E + D × (1-T)); Assumes tax rate of 29.6% 20-year Treasury as of November 23, 2018 Source: Duff and Phelps Decile: 8th decile with equity value range of $657.7 million to $1,170.1 million Equity Cost of Capital calculated as: Risk-free rate + (Levered Equity Beta × Market Risk Premium) + Small Company Risk Premium Based on analysis of yield-to-worst of TLP 6.125% senior notes due in 2026 35 Unlevered Beta WACC8.2%8.8% 23.4%38.4%53.4% 0.48x 0.58 0.68 7.9%7.8%7.7% 8.5%8.2% 9.0%8.9%8.7% 8.3% WACC Mean40.9%0.930.62 Median38.4%0.870.58 TransMontaigne Partners L.P.$36.40$602.5$583.449.2%0.800.48 CAPM

Confidential Weighted Average Cost of Capital Analysis TLP Cost of Equity – Total Expected Market Return ($ in millions, except per unit amounts) Unit/Share Price Market Equity Distribution/Dividend Total Pa rtne rship/Corpora tion 11/23/18 Va lue Curre nt Yie ld 2 Grow th 1 Re turn Andeavor Logistics LP BP Midstream Partners LP Buckeye Partners, L.P. Delek Logistics Partners, LP Genesis Energy, L.P. Holly Energy Partners, L.P. Magellan Midstream Partners, L.P. MPLX LP NuStar Energy LP PBF Logistics LP Phillips 66 Partners LP Plains All American Pipeline, L.P. Shell Midstream Partners, L.P. $36.10 16.31 30.25 28.54 21.98 28.44 60.83 32.52 23.68 20.07 46.44 21.16 19.15 $8,862.0 1,708.5 4,648.3 710.4 2,694.3 2,998.7 13,881.1 25,864.4 2,534.8 910.1 5,867.1 15,367.9 4,373.5 11.4% 7.1% 9.9% 11.1% 9.8% 9.4% 6.4% 7.8% 10.1% 10.0% 6.5% 5.7% 8.0% 0.1% 14.2% (4.0%) 3.7% 5.0% 0.7% 6.2% 5.8% --% 2.8% 7.6% 10.0% 5.7% 11.5% 21.4% 5.9% 14.8% 14.8% 10.1% 12.6% 13.6% 10.1% 12.7% 14.1% 15.7% 13.6% Source: Fact Set, Partnership filings Note: Market data as of November 23, 2018 1. 2. Distribution Growth calculated using available FactSet annual estimates Adjusted for GP/IDR take 36 TransMontaigne Partners L.P. $36.40 $602.5 8.8% 6.6% 15.4% Mean 13.2% Median 13.6% Total Return

Confidential B. Supplementary Valuation Materials

Confidential Supplementary Valuation Materials Summary TLP Projections – Sensitivity #1 ($ in millions, except per unit metrics) For the Ye a rs Ending De ce mbe r 31, CAGR 2018E - 2022E 2018E 2019E 2020E 2021E Distributable Cash Flow EBITDA1 Interest expense Maintenance Capex Other $137.6 (33.6) (14.0) (1.7) $155.2 (40.2) (14.7) (3.1) $164.6 (41.9) (15.5) (3.1) $168.9 (40.3) (16.2) (3.1) 7.1% 7.3% Distributed Cash Flow Distribution to LP Distribution to GP / IDRs $52.0 16.4 $57.6 21.3 $61.6 25.2 $63.7 27.1 9.9% % to GP IDRs Weighted Average LP Units Outstanding DCF / LP Unit Distribution per LP Unit LP Coverage Total Coverage Distributable Cash Flow Surplus / (Shortfall) Debt / LTM EBITDA 24.0% $15.4 16.4 $3.81 3.20 1.19x 1.29 $19.9 4.8x 27.0% $20.1 16.6 $4.03 3.48 1.16x 1.23 $18.4 4.6x 29.0% $24.0 16.6 $4.22 3.70 1.14x 1.20 $17.2 4.3x 29.9% $25.8 16.7 $4.36 3.81 1.14x 1.20 $18.4 4.1x 4.6% 6.0% Source: TLP Management 1. For this detail, earnings from the JV’s are excluded and the actual expected distributions from the JV’s are included (to more accurately reflect the cash flows of the entire company) 37 Distributed Cash Flow $68.5 $78.9 $86.9 $90.9 Distributable Cash Flow $88.3 $97.2 $104.1 $109.3

Confidential Supplementary Valuation Materials Summary TLP Projections – Sensitivity #1 (cont’d) ($ in millions, except per unit metrics) For the Ye a rs Ending De ce mbe r 31, 2018E 2019E 2020E 2021E Sources New Senior Notes Issued Borrowings Under the Revolving Credit Facility Proceeds from the sale of assets DCF Surplus / (Shortfall) $300.0 64.8 10.0 21.5 $--38.2 --21.1 $--0.3 --19.3 $---- --18.7 Uses Growth Capital Expenditures Changes in Working Capital Repayment of Revolving Credit Facility Cash Build Other $80.0 2.0 301.8 1.6 11.0 $56.3 ---- --3.0 $5.0 --12.7 --1.9 $---- 16.8 --1.9 Capitalization Cash $2.5 $2.5 $2.5 $2.5 Total Debt 656.6 694.8 682.4 665.6 Net Debt $654.1 $692.3 $679.9 $663.1 Credit M etrics Total Debt / EBITDA Net Debt / EBITDA Source: TLP Management 4.8x 4.8 4.6x 4.6 4.3x 4.3 4.1x 4.1 38 Total Uses $396.4 $59.3 $19.6 $18.7 Debt Issued / (Repaid) $63.1 $38.2 ($12.4) ($16.8) Total Sources $396.4 $59.3 $19.6 $18.7

Confidential Supplementary Valuation Materials Summary TLP Projections – Sensitivity #2 ($ in millions, except per unit metrics) For the Ye a rs Ending De ce mbe r 31, CAGR 2018E - 2022E 2018E 2019E 2020E 2021E Distributable Cash Flow EBITDA1 Interest expense Maintenance Capex Other $137.6 (33.6) (14.0) (1.7) $141.7 (40.2) (14.5) (3.1) $147.2 (41.9) (15.1) (3.1) $148.3 (40.3) (15.7) (3.1) 2.5% 0.3% Distributed Cash Flow Distribution to LP Distribution to GP / IDRs $52.0 16.4 $54.0 17.7 $54.6 18.2 $55.4 18.8 2.7% % to GP IDRs Weighted Average LP Units Outstanding DCF / LP Unit Distribution per LP Unit LP Coverage Total Coverage Distributable Cash Flow Surplus / (Shortfall) Debt / LTM EBITDA 24.0% $15.4 16.4 $3.81 3.20 1.19x 1.29 $19.9 4.8x 24.7% $16.6 16.6 $3.62 3.26 1.11x 1.17 $12.1 4.6x 25.0% $17.1 16.6 $3.71 3.28 1.13x 1.19 $14.2 4.4x 25.3% $17.7 16.7 $3.76 3.31 1.14x 1.20 $15.0 4.2x (0.4%) 1.2% Source: TLP Management 1. For this detail, earnings from the JV’s are excluded and the actual expected distributions from the JV’s are included (to more accurately reflect the cash flows of the entire company) 39 Distributed Cash Flow $68.5 $71.7 $72.8 $74.2 Distributable Cash Flow $88.3 $83.8 $87.0 $89.2

Confidential Supplementary Valuation Materials Summary TLP Projections – Sensitivity #2 (cont’d) ($ in millions, except per unit metrics) For the Ye a rs Ending De ce mbe r 31, 2018E 2019E 2020E 2021E Sources New Senior Notes Issued Borrowings Under the Revolving Credit Facility Proceeds from the sale of assets DCF Surplus / (Shortfall) $300.0 64.8 10.0 21.5 $--42.0 --12.3 $---- --14.6 $---- --15.2 Uses Growth Capital Expenditures Changes in Working Capital Repayment of Revolving Credit Facility Cash Build Other $80.0 2.0 301.8 1.6 11.0 $51.3 ---- --3.0 $---- 12.7 --1.9 $---- 13.3 --1.9 Capitalization Cash $2.5 $2.5 $2.5 $2.5 Total Debt 656.6 698.6 685.9 672.6 Net Debt $654.1 $696.1 $683.4 $670.1 Credit M etrics Total Debt / EBITDA Net Debt / EBITDA Source: TLP Management 4.8x 4.8 4.6x 4.6 4.4x 4.4 4.2x 4.2 40 Total Uses $396.4 $54.3 $14.6 $15.2 Debt Issued / (Repaid) $63.1 $42.0 ($12.7) ($13.3) Total Sources $396.4 $54.3 $14.6 $15.2

Confidential Supplementary Valuation Materials Discounted Cash Flow Analysis – Sensitivity #1 For the Three Months Ending ($ in millions, except per unit amounts) Te rmina l Va lue De ce mbe r 31, For the Ye a rs Ending De ce mbe r 31, EBITDA Ex it Multiple Perpetuity Grow th Ra te 2018E 2019E 2020E 2021E EBITDA Less: Tax Depreciation and Amortization $35.3 (62.7) $155.2 (107.1) $164.6 (54.5) $168.9 (42.4) $168.9 $168.9 (16.2) EBIT Less: Cash Taxes1 ($27.4) --$48.2 (6.1) $110.1 (32.6) $126.5 (37.4) $152.7 (56.5) EBIAT Plus: Tax Depreciation and Amortization Less: Maintenance Capital Expenditures Less: Growth Capital Expenditures Less: Other Non-Cash Adjustments2 ($27.4) 62.7 (3.5) (48.8) (0.8) $42.0 107.1 (14.7) (56.3) (3.0) $77.5 54.5 (15.5) (5.0) (1.9) $89.1 42.4 (16.2) --(1.9) $96.2 16.2 (16.2) --(1.9) Unlevered Free Cash Flow EBITDA Multiple / Perpetuity Growth Rate ($17.8) $75.1 $109.6 $113.3 94.3 2.0% 10.0x Terminal Value PV of Terminal Value @ 8.5% Plus: PV of Unlevered Free Cash Flow @ 8.5% $1,689.2 $1,295.8 — — 238.6 $1,479.7 $1,135.1 Implied Enterprise Value Plus/(Less): Estimated Net (Debt)/Cash on September 30, 2018 $1,534.4 — (581.2) $1,373.7 Implied Total Equity Value Less: GP Cash Flows Valued at LP Yield $953.2 — (220.5) $792.5 Implied LP Equity Value LP Units Outstanding at September 30, 2018 $732.7 — 16.2 $572.1 EBITDA Exit Multiple Sensitivities Perpetuity Growth Rate Sensitivities EBITDA Multiple Perpetuity Growth Rate Source: TLP Management 1. 2. Unitholder effective tax rate of 29.6% (80.0% at 37.0% top bracket) from 2018E to 2021E and a terminal value tax rate of 37.0% Other non-cash adjustments include amortized deferred financing costs, reserve reversal for DCF, ethanol and other, capitalized omnibus fee (expansion), other cash from investing, investments in Bostco JV, investments in PMI JV, contribution of cash from GP, deferred financing costs capitalized, interest capitalized on income statement and settlement of tax withholdings on S&R 41 WACC WACC 1.50% 1.75% 2.00% 2.25% 2.50% 7.50% 8.00% 8.50% 9.00% 9.50% $43.30 $46.88 $50.78 $55.06 $59.76 36.11 49.78 29.95 41.47 24.61 34.43 19.94 21.85 23.89 26.07 28.41 39.12 42.37 45.92 32.51 35.26 38.24 26.81 29.17 31.70 8.0x 9.0x 10.0x 11.0x 12.0x 7.50% 8.00% 8.50% 9.00% 9.50% $31.41 $39.65 $47.88 $56.11 $64.34 30.29 62.73 29.19 61.14 28.11 59.59 27.06 34.81 42.56 50.31 58.07 38.40 46.51 54.62 37.18 45.17 53.16 35.98 43.85 51.72 Implied Common Unit Price $45.17 — $35.26

Confidential Supplementary Valuation Materials Discounted Distribution Analysis – Sensitivity #1 For the Three Months Ending De ce mbe r 31, For the Ye a rs Ending De ce mbe r 31, Terminal Value 2018E 2019E 2020E 2021E Low High TLP Distribution per LP Unit $0.82 $3.48 $3.70 $3.81 $3.81 — $3.81 Terminal Yield1 9.0% — 7.0% Terminal Value Equity Cost of Capital Based on CAPM Present Value @ 9.5% of Equity Value $42.36 — $54.47 $41.72 — $50.73 Present Value @ 11.5% of Equity Value 39.62 — 48.12 Equity Cost of Capital Based on Total Expected M arket Return Present Value @ 12.5% of Equity Value $38.64 — $46.89 Present Value @ 15.0% of Equity Value 36.31 — 43.99 1. TLP 52-week yield range of 6.6% to 9.2% with a median of 7.4%, mean of 7.4% and current yield of 8.7% as of July 9, 2018, the unaffected date 42 Implied Common Unit Value Range - Based on Total Expected Market Return $36.76 — $46.29 Present Value @ 13.0% of Equity Value 38.15 — 46.29 Present Value @ 13.5% of Equity Value 37.68 — 45.70 Present Value @ 14.0% of Equity Value 37.22 — 45.12 Present Value @ 14.5% of Equity Value 36.76 — 44.55 Implied Equity Value Range - Based on CAPM $40.13 — $50.06 Present Value @ 10.0% of Equity Value 41.18 — 50.06 Present Value @ 10.5% of Equity Value 40.65 — 49.40 Present Value @ 11.0% of Equity Value 40.13 — 48.75

Confidential Supplementary Valuation Materials Peer Group Trading Analysis – Sensitivity #1 ($ in millions, except per unit amounts) TLP Financial Projections 2018E EBITDA $137.6 Relevant Multiple Range 9.0x – 11.0x Implied Enterprise Value Range $1,238.0 – $1,513.1 2019E EBITDA $155.2 Relevant Multiple Range 9.0x – 10.0x Implied Enterprise Value Range $1,397.1 – $1,552.4 (Less)/Plus: Estimated Net (Debt)/Cash on September 30, 2018 (581.2) Units Outstanding at September 30, 2018 16.6 2018E DCF per LP Unit Relevant Multiple Range $3.81 – 9.0x 11.0x 2019E DCF per LP Unit Relevant Multiple Range $4.03 – 9.0x 10.0x Source: TLP Management 43 Implied TLP Common Unit Price$34.30–$58.67 Implied Common Unit Price By DCF Multiple$36.27–$40.30 Implied Common Unit Price By DCF Multiple$34.30–$41.92 Implied Common Unit Price By EBITDA Multiple$39.68–$58.67 Selected Equity Value Range$656.8–$971.2 Selected Enterprise Value Range$1,238.0–$1,552.4

Confidential Supplementary Valuation Materials Precedent M&A Transaction Analysis – Sensitivity #1 ($ in millions, except per unit amounts) TLP Financial Projections 2018E EBITDA $137.6 Relevant Multiple Range 10.0x – 12.0x Implied Enterprise Value $1,375.6 – $1,650.7 (Less)/Plus: Estimated Net (Debt)/Cash on September 30, 2018 (581.2) GP Value (220.5) LP Units Outstanding at September 30, 2018 16.2 Source: TLP Management 44 Implied Common Unit Price By EBITDA Multiple$35.38–$52.34 Total Equity Value$573.9$849.0 Selected Equity Value Range$794.4–$1,069.5 Selected Enterprise Value Range$1,375.6–$1,650.7

Confidential Supplementary Valuation Materials Discounted Cash Flow Analysis – Sensitivity #2 For the Three Months Ending ($ in millions, except per unit amounts) Te rmina l Va lue De ce mbe r 31, For the Ye a rs Ending De ce mbe r 31, EBITDA Ex it Multiple Perpetuity Grow th Ra te 2018E 2019E 2020E 2021E EBITDA Less: Tax Depreciation and Amortization $35.3 (62.7) $141.7 (102.0) $147.2 (49.1) $148.3 (41.9) $148.3 $148.3 (15.7) EBIT Less: Cash Taxes1 ($27.4) --$39.7 (3.6) $98.1 (29.0) $106.4 (31.5) $132.6 (49.1) EBIAT Plus: Tax Depreciation and Amortization Less: Maintenance Capital Expenditures Less: Growth Capital Expenditures Less: Other Non-Cash Adjustments2 ($27.4) 62.7 (3.5) (48.8) (0.8) $36.1 102.0 (14.5) (51.3) (3.0) $69.0 49.1 (15.1) --(1.9) $74.9 41.9 (15.7) --(1.9) $83.5 15.7 (15.7) --(1.9) Unlevered Free Cash Flow EBITDA Multiple / Perpetuity Growth Rate ($17.8) $69.2 $101.1 $99.2 81.6 2.0% 10.0x Terminal Value PV of Terminal Value @ 8.5% Plus: PV of Unlevered Free Cash Flow @ 8.5% $1,483.3 $1,137.8 — — 214.3 $1,281.1 $982.7 Implied Enterprise Value Plus/(Less): Estimated Net (Debt)/Cash on September 30, 2018 $1,352.2 — (581.2) $1,197.0 Implied Total Equity Value Less: GP Cash Flows Valued at LP Yield $771.0 — (220.5) $615.9 Implied LP Equity Value LP Units Outstanding at September 30, 2018 $550.5 — 16.2 $395.4 EBITDA Exit Multiple Sensitivities Perpetuity Growth Rate Sensitivities EBITDA Multiple Perpetuity Growth Rate Source: TLP Management 1. 2. Unitholder effective tax rate of 29.6% (80.0% at 37.0% top bracket) from 2018E to 2021E and a terminal value tax rate of 37.0% Other non-cash adjustments include amortized deferred financing costs, reserve reversal for DCF, ethanol and other, capitalized omnibus fee (expansion), other cash from investing, investments in Bostco JV, investments in PMI JV, contribution of cash from GP, deferred financing costs capitalized, interest capitalized on income statement and settlement of tax withholdings on S&R 45 WACC WACC 1.50% 1.75% 2.00% 2.25% 2.50% 7.50% 8.00% 8.50% 9.00% 9.50% $31.34 $34.44 $37.82 $41.52 $45.59 25.11 36.95 19.77 29.74 15.15 23.65 11.10 12.76 14.52 16.41 18.43 27.71 30.54 33.60 21.99 24.37 26.95 17.05 19.10 21.29 8.0x 9.0x 10.0x 11.0x 12.0x 7.50% 8.00% 8.50% 9.00% 9.50% $21.86 $29.09 $36.32 $43.55 $50.78 20.88 49.36 19.91 47.97 18.96 46.60 18.03 24.83 31.64 38.45 45.26 28.00 35.12 42.24 26.92 33.94 40.95 25.87 32.78 39.69 Implied Common Unit Price $33.94 — $24.37

Confidential Supplementary Valuation Materials Discounted Distribution Analysis – Sensitivity #2 For the Three Months Ending De ce mbe r 31, For the Ye a rs Ending De ce mbe r 31, Terminal Value 2018E 2019E 2020E 2021E Low High TLP Distribution per LP Unit $0.82 $3.26 $3.28 $3.31 $3.31 — $3.31 Terminal Yield1 9.0% — 7.0% Terminal Value Equity Cost of Capital Based on CAPM Present Value @ 9.5% of Equity Value $36.81 — $47.33 $36.64 — $44.46 Present Value @ 11.5% of Equity Value 34.81 — 42.19 Equity Cost of Capital Based on Total Expected M arket Return Present Value @ 12.5% of Equity Value $33.95 — $41.12 Present Value @ 15.0% of Equity Value 31.93 — 38.60 1. TLP 52-week yield range of 6.6% to 9.2% with a median of 7.4%, mean of 7.4% and current yield of 8.7% as of July 9, 2018, the unaffected date 46 Implied Common Unit Value Range - Based on Total Expected Market Return $32.32 — $40.60 Present Value @ 13.0% of Equity Value 33.53 — 40.60 Present Value @ 13.5% of Equity Value 33.12 — 40.09 Present Value @ 14.0% of Equity Value 32.71 — 39.58 Present Value @ 14.5% of Equity Value 32.32 — 39.09 Implied Equity Value Range - Based on CAPM $35.26 — $43.88 Present Value @ 10.0% of Equity Value 36.17 — 43.88 Present Value @ 10.5% of Equity Value 35.71 — 43.31 Present Value @ 11.0% of Equity Value 35.26 — 42.75

Confidential Supplementary Valuation Materials Peer Group Trading Analysis – Sensitivity #2 ($ in millions, except per unit amounts) TLP Financial Projections 2018E EBITDA $137.6 Relevant Multiple Range 9.0x – 11.0x Implied Enterprise Value Range $1,238.0 – $1,513.1 2019E EBITDA $141.7 Relevant Multiple Range 9.0x – 10.0x Implied Enterprise Value Range $1,274.9 – $1,416.5 (Less)/Plus: Estimated Net (Debt)/Cash on September 30, 2018 (581.2) Units Outstanding at September 30, 2018 16.6 2018E DCF per LP Unit Relevant Multiple Range $3.81 – 9.0x 11.0x 2019E DCF per LP Unit Relevant Multiple Range $3.62 – 9.0x 10.0x Source: TLP Management 47 Implied TLP Common Unit Price$32.62–$56.30 Implied Common Unit Price By DCF Multiple$32.62–$36.24 Implied Common Unit Price By DCF Multiple$34.30–$41.92 Implied Common Unit Price By EBITDA Multiple$39.68–$56.30 Selected Equity Value Range$656.8–$931.9 Selected Enterprise Value Range$1,238.0–$1,513.1

Confidential Supplementary Valuation Materials Precedent M&A Transaction Analysis – Sensitivity #2 ($ in millions, except per unit amounts) TLP Financial Projections 2018E EBITDA $137.6 Relevant Multiple Range 10.0x – 12.0x Implied Enterprise Value $1,375.6 – $1,650.7 (Less)/Plus: Estimated Net (Debt)/Cash on September 30, 2018 (581.2) GP Value (220.5) LP Units Outstanding at September 30, 2018 16.2 Source: TLP Management 48 Implied Common Unit Price By EBITDA Multiple$35.38–$52.34 Total Equity Value$573.9$849.0 Selected Equity Value Range$794.4–$1,069.5 Selected Enterprise Value Range$1,375.6–$1,650.7

Confidential Supplementary Valuation Materials Alternative GP Valuation Methodologies Methodology Resulting Value Detail  Assumes TLP issues LP units to its GP in order for GP to achieve cash flow parity between the distributions it gets from its IDRs, and the distributions it would get from the new LP units it receives as consideration for resetting IDRs Values TLP’s Q4 GP cash flows at the same LP yield as TLP’s Q4 LP distributions $220.5 million   ArcLight Energy Partners Fund VI’s affiliate purchased TLP’s general partner from NGL Enery Partners on February 1, 2016 $350.0 million  TLP’s 331,055 GP units are valued at the Proposed Consideration of $41.00, reflecting true ownership and value in a liquidation scenario $13.6 million Source: TLP Management 1. Collins Storage Terminal Expansion includes Growth Capex and EBITDA associated with only Collins Phase IIA 49 Ownership Method Precedent Transaction Equity Equivalent Method

Confidential C. Unit Holder Tax Analysis

Confidential Unit Holder Tax Analysis TLP Unitholder Tax Analysis by Year Acquired @ $38.00 per Unit  The following table shows TLP unitholders by unit acquisition date as provided by PricewaterhouseCoopers LLP:  751(a) Gain – Represents the gain characterized as ordinary under IRC Section 751(a) if the transaction occurred on December 31, 2017 Adjusted Tax Basis – Represents the unitholder’s estimated tax basis as of December 31, 2017 for purposes of calculating the gross gain or loss on the transaction Gross Tax Liability – The estimated tax liability as a direct result of the hypothetical transaction for an individual investor subject to federal taxes at the highest rate and resident state income tax at a 5% income tax rate. Assumes state taxes paid are not deductible for federal income taxes Net Tax Liability – Utilizes methodology similar to the Gross Tax Liability assuming unitholders are able to utilize Ordinary Gains and Capital Gains from other investments, not inclusive of investment in TLP, to take advantage of Cumulative Gain / (Loss) in TLP1 (any estimated suspended losses pursuant to IRC Section 469 are utilized)    Ordinary Gain Per Unit NIIT Additional Ca pita l Ga in / (Loss) Pe r Unit Ta x Pe r Unit Gross Ta x Lia bility on Transa ction Pe r Unit Ne t Ta x Lia bility Afte r Pa ssive Losse s Pe r Unit Proposed Transaction Price (A) = $38.00 F C–D+E Column: Formula: B C D E G A–B–F H B+G I J K G*25.0% Capital L I+J+K M N O P B*34.6% Ordinary H*3.8% E Proportionally added to B and G and fully applied to H Source: TLP management 1. If (i) there is a Capital Gain less than zero, the Ordinary Gain calculated as 751(a) Gain + Cumulative Loss or (ii) there is a Capital Gain greater than zero, the Ordinary Gain calculated as 751(a) Gain + Cumulative Loss x Ordinary Gain / (Ordinary Gain + Capital Gain) and the Capital Gain calculated as Capital Gain + Cumulative Gain x Capital Gain / (Ordinary Gain + Capital Gain) Ordinary tax rate assumes application of IRC Section 199A deduction and is calculated as 37.0% top income tax bracket x 80.0% application of IRC Section 199A deduction + 5.0% assumed state income tax 2. 50 % of Capital NIIT Public TLP Total 751(a) Purchase Cum. Gain Adjusted Gain / Additional Year Units Units Gain Price Cum. Distr. / (Loss) Tax Basis (Loss) Tax 2004 136,887 1.1% $55.83 $21.40 $29.70 ($9.85) ($18.15) $0.32 $56.15 2005 176,728 1.4% 55.82 23.56 29.63 (12.89) (18.97) 1.15 56.97 2006 137,600 1.1% 54.05 27.56 28.36 (16.08) (16.88) 0.83 54.88 2007 181,619 1.4% 55.08 34.03 26.44 (21.93) (14.34) (2.74) 55.08 2008 247,582 1.9% 52.18 18.92 23.96 (12.79) (17.84) 3.66 55.84 2009 557,332 4.4% 51.01 18.04 22.43 (13.17) (17.56) 4.55 55.56 2010 660,325 5.2% 53.78 27.73 20.02 (22.63) (14.92) (0.86) 53.78 2011 553,536 4.3% 52.00 33.90 17.37 (27.56) (11.03) (2.98) 52.00 2012 537,838 4.2% 48.92 33.16 14.87 (27.85) (9.55) (1.37) 48.92 2013 1,068,832 8.4% 44.21 41.33 12.47 (29.37) (0.51) (5.70) 44.21 2014 1,097,216 8.6% 39.23 38.58 9.18 (27.75) 1.66 (2.90) 39.23 2015 1,267,603 10.0% 35.12 29.47 6.94 (24.96) (2.44) 5.32 40.44 2016 2,736,883 21.5% 29.24 32.64 4.80 (22.55) 5.29 3.47 32.71 2017 3,366,816 26.5% 20.44 42.27 1.67 (18.75) 21.85 (4.30) 20.44 Tax Tax Liability Liability (Federal & NIIT Tax (Federal & State)2 Liability State) Total Tax Liability Ordinary Tax Capital Tax Liability Liability (Federal & NIIT Tax (Federal & State)1 Liability State)1 Net Tax Liability $19.32 $2.13 $0.08 19.31 2.16 0.29 18.70 2.09 0.21 19.06 2.09 --18.05 2.12 0.91 17.65 2.11 1.14 18.61 2.04 --17.99 1.98 --16.93 1.86 --15.30 1.68 --13.58 1.49 --12.15 1.54 1.33 10.12 1.24 0.87 7.07 0.78 --$21.53 21.77 20.99 21.15 21.09 20.90 20.65 19.97 18.79 16.98 15.07 15.02 12.23 7.85 $15.93 $1.76 $0.07 14.94 1.67 0.22 13.22 1.47 0.15 11.47 1.26 --13.92 1.64 0.70 13.46 1.61 0.87 10.78 1.18 --8.46 0.93 --7.29 0.80 --5.13 0.56 --3.98 0.44 --4.65 0.59 0.51 3.14 0.39 0.27 0.59 0.06 --$17.75 16.84 14.84 12.73 16.26 15.94 11.96 9.39 8.09 5.70 4.41 5.75 3.80 0.65 Total / Wtd. Avg. 12,726,797 100.0% $35.40 $34.75 $9.29 ($22.30) $3.16 ($0.56) $36.98 $12.25 $1.41 $0.39 $14.05 $4.85 $0.56 $0.17 $5.57